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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       ANTHONY & SYLVAN POOLS CORPORATION
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             (Exact name of registrant as specified in its charter)


                  Ohio                                                     31-1522456
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(State of incorporation organization)                          (I.R.S. employer identification number)



220 Park Drive, Chardon, Ohio                                        44024
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(Address of principal executive offices)                    (Zip Code)

       If this form relates to the registration of a   If this form relates to the registration of
       class of securities pursuant to Section         a class of securities pursuant to Section
       12(b) of the Exchange Act and is effective      12(g) of the Exchange Act and is
       pursuant to General Instruction A.(c),          effective pursuant to General
       please check the following box. [_]             Instruction A.(d), please check the
                                                       following box. [X]

Securities Act Registration Statement File Number to which this form relates:            333-81643
                                                                              ---------------------------
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Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class             Name of each exchange on which
       to be so registered             each class is to be registered
       -------------------             ------------------------------

                N/A                                  N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, Without Par Value
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                                (Title of class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
                  --------------------------------------------------------

                  The Registrant incorporates by reference herein the description of the Registrant's Common Stock, without par value, appearing under the caption "Description of Capital Stock of Anthony & Sylvan" contained in the Registrant's Registration Statement on Form S-4 filed with the SEC on June 25, 1999 (Registration No. 333-81643).



ITEM 2.           EXHIBITS.
                  ---------

                  The following exhibits are filed as part of the Registration
Statement:


     Exhibit No.    Description of Exhibit
     -----------    ----------------------

         3.1        Amended and Restated Articles of Incorporation of Registrant

         3.2        Amended and Restated Regulations of Registrant

         4.1        Form of Registrant's Common Share Certificate

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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            ANTHONY & SYLVAN POOLS
                                               CORPORATION



Dated:    August 5, 1999                    By /s/ Stuart D. Neidus
      -------------------                     ----------------------------------
                                               Stuart D. Neidus, Chairman of the
                                               Board and Chief Executive Officer

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